Supplement dated December 23, 2024, to the Initial Summary Prospectus dated May 1, 2024
(as amended September 17, 2024), Updating Summary Prospectus dated May 1, 2024, and Prospectus dated
May 1, 2024 (as amended September 17, 2024), for Protective® Investors Benefit Advisory Variable Annuity
contracts issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract (“Contract”) initial summary prospectus, updating summary prospectus, and prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved a plan to liquidate the Invesco® V.I. Nasdaq 100 Buffer Fund – September, the Invesco® V.I. Nasdaq 100 Buffer Fund – December, the Invesco® V.I. Nasdaq 100 Buffer Fund – March, and the Invesco® V.I. Nasdaq 100 Buffer Fund – June (collectively, the “Funds”). It is anticipated that the liquidation will take place on or about April 30, 2025 (the “Liquidation Date”). As of that date, the Funds will no longer be available as Sub-Accounts under the Contract. As a result, the Invesco® V.I. Nasdaq 100 Buffer Fund – September Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund –December Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – March Sub-Account, and the Invesco® V.I. Nasdaq 100 Buffer Fund – June Sub-Account that invest in the Funds will also be liquidated. The Funds will be closed to purchases by new investors after close of business on or about January 17, 2025. Existing investors will continue to be able to invest in their Fund until the close of business on or about April 16, 2025, after this date no further purchases of that Fund will be accepted.

Contract Value on the Date of Liquidation. If you have Contract Value allocated to the Invesco® V.I. Nasdaq 100 Buffer Fund – September Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund –December Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – March Sub-Account, and/or the Invesco® V.I. Nasdaq 100 Buffer Fund – June Sub-Account as of 3:00 p.m. Central Time on April 30, 2025, Protective Life will automatically transfer that Contract Value to the Invesco® V.I. U.S. Government Money Portfolio (the “Money Market Sub-Account”). Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on April 16, 2025, Purchase Payments and Contract Value may no longer be allocated or transferred into the Invesco® V.I. Nasdaq 100 Buffer Fund – September Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund –December Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – March Sub-Account, nor the Invesco® V.I. Nasdaq 100 Buffer Fund – June Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on April 16, 2025, for the allocation of Purchase Payments or Contract Value to the Invesco® V.I. Nasdaq 100 Buffer Fund – September Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund –December Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – March Sub-Account, or the Invesco® V.I. Nasdaq 100 Buffer Fund – June Sub-Account will result in an allocation of such Purchase Payment or Contract Value to the Money Market Sub-Account.

Transfer Rights. Under your Contract, you are permitted to transfer Contract Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

Currently, we do not impose a transfer fee and do not impose a limit on the number of transfers among Sub-Accounts that may be made in a calendar year. As a result, you may transfer from the Invesco® V.I. Nasdaq 100 Buffer Fund – September Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – December Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – March Sub-Account, or the Invesco® V.I. Nasdaq 100 Buffer Fund – June Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date. We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the funds available under the Contract, including the Money Market Sub-Account, please call us at 800-456-6330. If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Contract Value from the Invesco® V.I. Nasdaq 100 Buffer Fund – September Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund –December Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – March Sub-Account, the Invesco® V.I. Nasdaq 100 Buffer Fund – June Sub-Account, and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 800-456-6330 or through the Internet at www.protective.com.